                                                                    EXHIBIT 99.7

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance             $1,969,212,528
Aggregate Original Principal Balance                $1,977,437,710
Number of Mortgage Loans                                    11,748

                                        MINIMUM      MAXIMUM       AVERAGE (1)
                                        -------      -------       -----------
Original Principal Balance              $13,000      $900,000      $168,321
Outstanding Principal Balance           $12,981      $895,772      $167,621

                                  MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                  -------       -------      --------------------
Original Term (mos)                 120           360                 340
Stated remaining Term (mos)         116           357                 336
Loan Age (mos)                        3            14                   4
Current Interest Rate             3.990%       13.875%              6.897%
Initial Interest Rate Cap         1.000%        6.500%              1.728%
Periodic Rate Cap                 0.500%        3.000%              1.001%
Gross Margin                      1.159%        9.500%              6.054%
Maximum Mortgage Rate             9.625%       17.750%             13.055%
Minimum Mortgage Rate             3.990%       10.990%              6.555%
Months to Roll                        2            58                  23
Original Loan-to-Value             8.72%       100.00%              81.90%
Credit Score (3)                    500           814                 642

                                        EARLIEST     LATEST
                                        --------     ------
Maturity Date                           06/01/14     07/01/34

                            PERCENT OF                                            PERCENT OF
LIEN POSITION               MORTGAGE POOL   YEAR OF ORIGINATION                   MORTGAGE POOL
1st Lien                      90.63%        2003                                    0.18%
2nd Lien                       9.37         2004                                   99.82

OCCUPANCY

Primary                       93.79%        LOAN PURPOSE
Second Home                    1.67         Purchase                               41.84%
Investment                     4.54         Refinance - Rate/Term                   16.8
                                            Refinance - Cashout                    41.36
LOAN TYPE

Fixed Rate                    35.22%        PROPERTY TYPE

ARM                           64.78         Single Family                          71.87%
                                            Townhouse                               0.02

AMORTIZATION TYPE                           Condominium                             7.87

Fully Amortizing              90.78%        Two- to Four-Family                     6.69
Interest Only                  0.00         Manufactured Housing                    0.79
Balloon                        9.22         Planned Unit Development               12.66

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                       NUMBER      AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                        OF         PRINCIPAL        PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
     RANGE OF        MORTGAGE      BALANCE           MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
  MORTGAGE RATES       LOANS      OUTSTANDING         POOL      COUPON     SCORE     OUTSTANDING   LTV          DOC
------------------------------------------------------------------------------------------------------------------------
5.500% or less          765      $  198,384,791       10.07%     5.216%     678       $ 259,327    76.55%      69.81%
5.501% to 6.000%      1,572         387,596,323       19.68      5.865      661         246,563    77.66       57.34
6.001% to 6.500%      1,847         417,333,445       21.19      6.332      645         225,952    79.40       53.66
6.501% to 7.000%      1,801         368,530,717       18.71      6.823      631         204,626    82.03       50.32
7.001% to 7.500%        962         177,404,110        9.01      7.316      615         184,412    82.30       50.95
7.501% to 8.000%        883         141,716,556        7.20      7.805      600         160,494    83.54       56.01
8.001% to 8.500%        577          66,696,499        3.39      8.318      612         115,592    86.84       68.81
8.501% to 9.000%        534          45,724,138        2.32      8.816      624          85,626    91.02       68.95
9.001% to 9.500%        357          25,181,687        1.28      9.375      638          70,537    94.73       74.47
9.501% to 10.000%       532          37,107,710        1.88      9.876      659          69,751    97.32       50.73
10.001% to 10.500%      372          22,357,157        1.14     10.412      649          60,100    98.32       45.03
10.501% to 11.000%      851          53,736,018        2.73     10.859      650          63,145    98.97       35.66
11.001% to 11.500%      128           4,490,350        0.23     11.314      644          35,081    99.51       42.90
11.501% to 12.000%      182           7,774,748        0.39     11.950      638          42,718    98.75       48.50
12.001% to 12.500%      104           4,835,579        0.25     12.354      666          46,496    99.61       24.33
12.501% to 13.000%      275          10,121,499        0.51     12.857      634          36,805    99.73       44.20
13.001% to 13.500%        4             110,095        0.01     13.154      632          27,524   100.00       58.46
13.501% to 14.000%        2             111,106        0.01     13.795      678          55,553   100.00        0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:               11,748      $1,969,212,528      100.00%     6.897%     642       $ 167,621    81.90%      55.63%
--------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 8.200% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 5.739% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER        AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                            OF           PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
        RANGE OF          MORTGAGE       BALANCE       MORTGAGE        AVERAGE     CREDIT     BALANCE      ORIGINAL    ALTERNATIVE
REMAINING TERMS (MONTHS)   LOANS        OUTSTANDING       POOL          COUPON      SCORE    OUTSTANDING     LTV          DOC
----------------------------------------------------------------------------------------------------------------------------------
109 to 120                     1      $       63,444      0.00%          6.500%      663      $ 63,444       35.14%       0.00%
157 to 168                     3      $       93,194      0.00%       1140.000%      675      $ 31,065    10000.00%       0.00%
169 to 180                 3,419      $  215,214,580   1093.00%        976.100%      664      $ 62,947     9490.00%    5133.00%
229 to 240                    30      $    4,296,080     22.00%        647.000%      639      $143,203     7723.00%    7854.00%
337 to 348                     6      $      866,673      4.00%        742.300%      621      $144,445     8140.00%    2764.00%
349 to 360                 8,289      $1,748,678,558   8880.00%        654.500%      639      $210,964     8032.00%    5612.00%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    11,748      $1,969,212,528    100.00%          6.897%      642      $167,621       81.90%      55.63%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 336 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER        AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED   PERCENT
                                 OF           PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE     MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE        ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES        LOANS        OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  1,782     $   60,153,409     3.05%     10.379%     652       $ 33,756        96.64%     58.54%
$50,001 to $100,000              2,575        191,974,584     9.75       8.556      641         74,553        88.11      60.89
$100,001 to $150,000             2,143        267,405,591    13.58       7.295      633        124,781        82.76      64.14
$150,001 to $200,000             1,592        278,047,579    14.12       6.742      634        174,653        80.15      59.76
$200,001 to $250,000             1,138        254,807,652    12.94       6.499      635        223,908        79.69      55.87
$250,001 to $300,000               881        241,555,358    12.27       6.408      643        274,183        80.27      52.17
$300,001 to $350,000               556        180,077,784     9.14       6.437      640        323,881        81.15      49.42
$350,001 to $400,000               385        144,105,227     7.32       6.407      649        374,299        80.77      45.97
$400,001 to $450,000               232         98,350,504     4.99       6.467      652        423,925        82.31      53.98
$450,001 to $500,000               196         93,434,066     4.74       6.328      653        476,704        79.99      46.21
$500,001 to $550,000               102         53,608,993     2.72       6.166      658        525,578        78.67      47.25
$550,001 to $600,000                77         44,115,943     2.24       6.100      648        572,934        80.58      52.07
$600,001 to $650,000                32         20,089,215     1.02       6.194      661        627,788        79.50      56.21
$650,001 to $700,000                28         18,919,737     0.96       6.097      661        675,705        78.61      64.36
$700,001 to $750,000                10          7,244,123     0.37       6.253      671        724,412        77.84      49.76
$750,001 to $800,000                12          9,315,810     0.47       5.931      652        776,317        80.54      66.04
$800,001 to $850,000                 4          3,350,134     0.17       6.346      663        837,534        73.98      49.77
$850,001 to $900,000                 3          2,656,821     0.13       5.704      694        885,607        76.40     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          11,748     $1,969,212,528   100.00%      6.897%     642       $167,621        81.90%     55.63%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $167,621.

PRODUCT TYPES

                        NUMBER       AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                         OF          PRINCIPAL         PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                       MORTGAGE       BALANCE          MORTGAGE     AVERAGE      CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PRODUCT TYPES           LOANS       OUTSTANDING          POOL        COUPON      SCORE    OUTSTANDING     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans        1       $       63,444        0.00%      6.500%       663       $ 63,444      35.14%      0.00%
15 Year Fixed Loans      310           33,683,877        1.71       6.783        651        108,658      71.25      57.73
20 Year Fixed Loans       30            4,296,080        0.22       6.470        639        143,203      77.23      78.54
30 Year Fixed Loans    2,331          474,049,160       24.07       6.519        656        203,367      77.52      65.93
6 Month LIBOR Loans       11            2,746,543        0.14       6.861        660        249,686      85.44      19.60
2/28 LIBOR Loans       5,259        1,113,807,016       56.56       6.601        631        211,791      81.57      51.24
3/27 LIBOR Loans         407           85,644,074        4.35       6.375        631        210,428      81.30      60.30
5/25 LIBOR Loans         288           73,396,346        3.73       6.071        660        254,848      78.15      63.11
Balloon Loans          3,111          181,525,989        9.22      10.317        666         58,350      99.29      50.09
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                11,748       $1,969,212,528      100.00%      6.897%       642       $167,621      81.90%     55.63%
-------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                     NUMBER         AGGREGATE                                  WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                       OF           PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                    MORTGAGE         BALANCE          MORTGAGE     AVERAGE      CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE      LOANS         OUTSTANDING          POOL        COUPON      SCORE    OUTSTANDING      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------
ARM                 5,965        $ 1,275,593,979     64.78%       6.556%        633       $213,846       81.36%      52.47%
Fixed Rate          5,783            693,618,549     35.22        7.526         658        119,941       82.90       61.46
--------------------------------------------------------------------------------------------------------------------------
TOTAL:             11,748        $ 1,969,212,528    100.00%       6.897%        642       $167,621       81.90%      55.63%
--------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER     AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED     PERCENT
                             OF        PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      FULL OR
                           MORTGAGE     BALANCE          MORTGAGE     AVERAGE     CREDIT        BALANCE      ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION     LOANS     OUTSTANDING         POOL        COUPON       SCORE       OUTSTANDING     LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
Arizona                       376   $   40,630,234        2.06%        7.255%       633        $ 108,059       84.55%     63.30%
Arkansas                       11          741,893        0.04         7.698        621           67,445       81.52      67.90
California                  5,326    1,110,230,273       56.38         6.713        649          208,455       80.97      51.15
Colorado                      187       25,106,060        1.27         6.967        637          134,257       83.70      62.62
Connecticut                   128       23,311,774        1.18         6.714        623          182,123       79.17      54.20
Delaware                       14        2,080,103        0.11         7.322        641          148,579       86.42      78.84
District of Columbia           28        4,584,566        0.23         7.113        642          163,735       75.68      41.15
Florida                       620       77,796,823        3.95         7.223        627          125,479       83.02      62.32
Georgia                       165       16,743,828        0.85         7.547        652          101,478       85.46      58.03
Idaho                          67        7,241,408        0.37         7.153        628          108,081       87.14      78.73
Illinois                      438       61,235,556        3.11         7.120        637          139,807       84.61      58.77
Indiana                        61        6,136,158        0.31         7.197        614          100,593       86.68      86.69
Iowa                            7          599,973        0.03         8.123        624           85,710       87.13      52.84
Kansas                         30        2,493,342        0.13         7.701        643           83,111       85.82      66.70
Kentucky                       32        2,434,643        0.12         8.111        590           76,083       84.04      80.72
Louisiana                     261       22,512,613        1.14         7.518        624           86,255       84.75      69.85
Maine                          12        1,119,727        0.06         6.662        616           93,311       79.69     100.00
Maryland                      442       70,429,809        3.58         7.080        627          159,343       84.21      69.27
Massachusetts                 128       24,517,567        1.25         6.807        641          191,543       81.03      55.88
Michigan                      148       14,910,655        0.76         7.925        616          100,748       84.83      72.67
Minnesota                      37        8,006,752        0.41         6.658        622          216,399       83.69      63.37
Mississippi                    30        2,410,901        0.12         8.123        600           80,363       85.81      71.72
Missouri                       58        5,124,371        0.26         7.385        647           88,351       83.69      60.70
Montana                        70        7,797,209        0.40         7.246        629          111,389       82.76      57.08
Nevada                        228       35,237,058        1.79         7.275        650          154,549       83.72      48.91
New Hampshire                  27        3,620,281        0.18         6.607        630          134,084       80.44      65.69
New Jersey                    126       25,822,477        1.31         6.887        626          204,940       82.07      60.25
New Mexico                     18        3,318,520        0.17         7.553        634          184,362       86.58      68.89
New York                      416      100,521,371        5.10         6.706        636          241,638       79.71      52.92
North Carolina                113       11,431,663        0.58         7.778        610          101,165       86.37      76.23
North Dakota                    1          238,397        0.01         6.900        723          238,397      100.00     100.00
Ohio                          108       11,670,689        0.59         7.285        611          108,062       87.79      83.61
Oklahoma                       49        4,150,241        0.21         7.611        618           84,699       86.07      71.25
Oregon                         76        9,419,877        0.48         6.938        628          123,946       82.88      62.51
Pennsylvania                  234       27,231,214        1.38         7.221        615          116,373       84.48      71.33
Rhode Island                   55        8,079,016        0.41         6.806        632          146,891       79.22      77.00
South Carolina                 40        3,402,610        0.17         7.969        629           85,065       84.50      61.21
South Dakota                    1          107,637        0.01         5.500        628          107,637       52.68     100.00
Tennessee                     107       10,298,161        0.52         7.515        623           96,244       88.47      82.38
Texas                         749       78,511,176        3.99         7.305        633          104,821       82.33      55.65
Utah                           34        3,209,042        0.16         6.854        633           94,384       83.77      54.34
Vermont                         7        1,194,550        0.06         7.200        611          170,650       68.91      52.92
Virginia                      436       63,871,156        3.24         7.235        644          146,493       83.33      53.37
Washington                    169       22,076,664        1.12         6.762        655          130,631       82.65      70.67
West Virginia                   7          305,821        0.02         7.757        658           43,689       86.44      80.42
Wisconsin                      66        6,582,686        0.33         7.303        649           99,738       84.36      69.83
Wyoming                         5          715,983        0.04         6.926        618          143,197       91.60     100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,748   $1,969,212,528      100.00%        6.897%       642        $ 167,621       81.90%     55.63%
-------------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.51% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER       AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL        MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------
50.00% or less             239      $   36,642,922      1.86%      6.207%      644      $153,318     41.12%      53.58%
50.01% to 55.00%           108          19,649,040      1.00       6.327       635       181,936     52.99       49.07
55.01% to 60.00%           158          29,862,534      1.52       6.282       639       189,003     58.13       59.54
60.01% to 65.00%           235          48,010,126      2.44       6.313       629       204,298     62.94       54.25
65.01% to 70.00%           469          99,524,695      5.05       6.379       625       212,206     68.50       54.20
70.01% to 75.00%           624         147,051,951      7.47       6.442       628       235,660     73.84       45.53
75.01% to 80.00%         3,714         780,679,282     39.64       6.388       653       210,199     79.70       47.45
80.01% to 85.00%           985         200,780,168     10.20       6.764       616       203,838     84.26       66.83
85.01% to 90.00%         1,208         253,975,489     12.90       6.789       629       210,245     89.48       69.29
90.01% to 95.00%           913         158,027,497      8.02       7.316       634       173,086     94.70       72.09
95.01% to 100.00%        3,095         195,008,823      9.90       9.906       667        63,008     99.88       54.88
----------------------------------------------------------------------------------------------------------------------
TOTAL:                  11,748      $1,969,212,528    100.00%      6.897%      642      $167,621     81.90%      55.63%
----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.72% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.37% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.29%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                          NUMBER        AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                         MORTGAGE        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN PURPOSE              LOANS        OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING    LTV         DOC
--------------------------------------------------------------------------------------------------------------------------
Purchase                  5,761       $  823,889,455   41.84%      7.206%       662     $ 143,012      85.02%      45.35%
Refinance - Cashout       4,210          814,548,865   41.36       6.693        626       193,480      79.96       62.56
Refinance - Rate Term     1,777          330,774,208   16.80       6.629        631       186,142      78.93       64.21
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   11,748       $1,969,212,528  100.00%      6.897%       642     $ 167,621      81.90%      55.63%
------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                          NUMBER        AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                         MORTGAGE        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PROPERTY TYPE             LOANS        OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING    LTV          DOC
---------------------------------------------------------------------------------------------------------------------------
Single Family             8,544       $1,415,278,409    71.87%      6.896%      638      $165,646      81.78%      55.96%
Townhouse                     1              359,096     0.02       8.375       561       359,096      80.00        0.00
Condominium               1,057          156,992,938     7.97       6.868       652       148,527      83.25       49.25
Two-to Four-Family          563          131,754,265     6.69       6.850       665       234,022      79.83       48.86
Manufactured Housing        136           15,531,945     0.79       6.633       642       114,205      76.26       66.72
Planned Unit Development  1,447          249,295,876    12.66       6.964       644       172,285      83.23       60.77
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   11,748       $1,969,212,528   100.00%      6.897%      642      $167,621      81.90%      55.63%
------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
DOCUMENTATION                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING    LTV          DOC
---------------------------------------------------------------------------------------------------------------------------
Full Documentation           6,402    $  994,806,042    50.52%     6.813%       630     $ 155,390      82.67%      100.00%
Streamlined Documentation    2,344       346,577,994    17.60      7.412        678       147,858      84.24         0.00
Stated Documentation         1,449       323,745,609    16.44      6.572        643       223,427      75.27         0.00
Limited Documenation           761       144,478,212     7.34      6.940        636       189,853      84.00         0.00
Full/Alt Documentation         455       100,723,742     5.11      6.781        640       221,371      83.46       100.00
Lite Documentation             337        58,880,930     2.99      7.176        642       174,721      83.94         0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                      11,748    $1,969,212,528   100.00%     6.897%       642     $ 167,621      81.90%       55.63%
-------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                           NUMBER       AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                             OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                          MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
OCCUPANCY                  LOANS       OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV          DOC
---------------------------------------------------------------------------------------------------------------------------
Primary                    10,987     $1,846,974,450    93.79%      6.897%     640      $ 168,105     81.94%       55.79%
Investment                    530         89,363,009     4.54       6.847      670        168,609     80.54        58.29
Second Home                   231         32,875,069     1.67       7.033      676        142,316     83.45        39.32
------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,748     $1,969,212,528   100.00%      6.897%     642      $ 167,621     81.90%       55.63%
------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                          NUMBER        AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                            OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
MORGAGE LOANS AGE        MORTGAGE        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    (MONTHS)              LOANS        OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV          DOC
---------------------------------------------------------------------------------------------------------------------------
3                          3,379      $  568,653,254    28.88%      6.975%      644     $ 168,290      81.74%      56.99%
4                          4,091         705,555,745    35.83       6.778       646       172,465      81.12       56.37
5                          2,598         430,953,956    21.88       6.879       638       165,879      82.72       54.34
6                          1,381         216,868,230    11.01       7.070       634       157,037      83.34       53.63
7                            254          40,871,910     2.08       7.006       632       160,913      81.58       48.06
8                             14           2,786,711     0.14       7.761       610       199,051      79.83       64.46
9                             10           1,652,319     0.08       7.902       661       165,232      82.80       51.92
10                             5             404,693     0.02       7.774       649        80,939      74.42      100.00
11                             7             505,845     0.03       8.375       626        72,264      84.33       54.39
12                             2             162,529     0.01       7.816       625        81,265      76.84        0.00
13                             6             766,703     0.04       7.635       626       127,784      83.89       31.24
14                             1              30,634     0.00      12.125       633        30,634     100.00        0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    11,748      $1,969,212,528   100.00%      6.897%      642     $ 167,621      81.90%      55.63%
------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER       AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                             OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
ORIGINAL PREPAYMENT       MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   PENALTY TERM            LOANS       OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV          DOC
---------------------------------------------------------------------------------------------------------------------------
None                       2,917      $  414,735,881    21.06%      7.307%      638      $ 142,179     83.88%     56.85%
12 Months                    453         102,772,484     5.22       6.766       644        226,871     80.21      51.74
24 Months                  5,041         918,156,571    46.63       6.777       635        182,138     82.54      51.32
36 Months                  3,336         532,970,487    27.07       6.811       656        159,763     79.61      62.83
60 Months                      1             577,106     0.03       7.000       610        577,106     80.00     100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                    11,748      $1,969,212,528   100.00%      6.897%      642      $ 167,621     81.90%     55.63%
-----------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                          NUMBER         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                           OF            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                         MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS        OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING    LTV           DOC
----------------------------------------------------------------------------------------------------------------------------
Not Available                  6      $    1,378,460     0.07%      6.361%         0      $ 229,743     75.71%      57.46%
500                           11           1,693,520     0.09       7.606        500        153,956     72.91       65.02
501 to 525                   342          56,700,533     2.88       7.765        514        165,791     76.64       80.31
526 to 550                   442          77,639,164     3.94       7.466        539        175,654     77.69       74.96
551 to 575                   756         136,752,116     6.94       7.099        563        180,889     81.60       74.72
576 to 600                 1,317         210,976,761    10.71       7.115        589        160,195     81.21       72.17
601 to 625                 1,753         289,533,091    14.70       6.869        614        165,164     82.16       65.12
626 to 650                 2,223         360,867,842    18.33       6.916        638        162,334     82.77       45.74
651 to 675                 1,805         298,946,902    15.18       6.823        663        165,622     82.92       46.70
676 to 700                 1,264         208,233,628    10.57       6.825        687        164,742     83.77       41.48
701 to 725                   772         138,350,617     7.03       6.566        712        179,211     82.87       46.45
726 to 750                   503          84,908,017     4.31       6.544        738        168,803     81.74       46.77
751 to 775                   381          68,231,936     3.46       6.457        762        179,086     79.91       45.36
776 to 800                   153          30,001,681     1.52       6.279        785        196,089     75.17       60.41
801 to 825                    20           4,998,260     0.25       6.057        806        249,913     76.51       56.21
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    11,748      $1,969,212,528   100.00%      6.897%       642      $ 167,621     81.90%      55.63%
-------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

CREDIT GRADE

                          NUMBER         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                           OF            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                         MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE             LOANS         OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING    LTV          DOC
----------------------------------------------------------------------------------------------------------------------------
AA                        5,608       $  943,863,834    47.93%      6.730%       690      $168,307      82.78%       45.17%
A                         3,041          501,540,416    25.47       6.884        626       164,926      82.19        56.48
A-                        1,212          187,961,101     9.54       7.138        596       155,083      81.63        70.68
B+                          921          172,828,485     8.78       7.022        571       187,653      81.59        73.93
B                           901          152,312,754     7.73       7.467        541       169,049      76.95        76.60
B-                            1               73,640     0.00       9.500        662        73,640     100.00       100.00
C                            64           10,632,298     0.54       7.916        551       166,130      71.51        80.85
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                   11,748       $1,969,212,528   100.00%      6.897%       642      $167,621      81.90%       55.63%
--------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER        AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                           OF           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
    RANGE OF             MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
 GROSS MARGINS            LOANS       OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING    LTV          DOC
----------------------------------------------------------------------------------------------------------------------------
1.001% to 1.500%              2       $      265,394    0.02%       8.433%      533     $ 132,697     85.00%        0.00%
3.001% to 3.500%              4            1,071,096    0.08        5.031       675       267,774     79.56        62.12
3.501% to 4.000%             14            5,086,783    0.40        5.029       694       363,342     79.16        86.66
4.001% to 4.500%             63           16,020,782    1.26        5.346       665       254,298     72.44        57.43
4.501% to 5.000%            643          156,814,539   12.29        5.798       657       243,880     79.11        59.08
5.001% to 5.500%            843          197,757,444   15.50        5.987       651       234,588     79.33        57.60
5.501% to 6.000%          1,120          254,327,600   19.94        6.314       636       227,078     79.52        47.00
6.001% to 6.500%          1,352          297,569,642   23.33        6.664       631       220,096     81.64        46.11
6.501% to 7.000%            909          179,769,127   14.09        7.071       615       197,766     84.52        52.75
7.001% to 7.500%            495           83,085,416    6.51        7.485       611       167,849     85.37        55.25
7.501% to 8.000%            461           75,063,788    5.88        7.885       598       162,828     85.96        59.68
8.001% to 8.500%             41            5,540,347    0.43        8.506       577       135,130     87.24        78.17
8.501% to 9.000%             14            2,614,677    0.20        9.220       572       186,763     85.29        45.80
9.001% to 9.500%              4              607,344    0.05        8.638       538       151,836     87.18       100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,965       $1,275,593,979  100.00%       6.556%      633     $ 213,846     81.36%       52.47%
------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.159% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.054% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER        AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED      PERCENT
                            OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE       FULL OR
RANGE OF MAXIMUM         MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT    BALANCE     ORIGINAL    ALTERNATIVE
 MORGAGE RATES            LOANS        OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING     LTV           DOC
----------------------------------------------------------------------------------------------------------------------------
11.500% or less             186       $   51,836,358     4.06%      4.876%      688      $278,690      78.15%      74.17%
11.501% to 12.000%          476          119,985,926     9.41       5.358       662       252,071      78.25       64.92
12.001% to 12.500%        1,015          254,018,162    19.91       5.872       652       250,264      79.97       49.44
12.501% to 13.000%        1,157          263,143,169    20.63       6.339       639       227,436      80.93       48.93
13.001% to 13.500%        1,233          261,412,986    20.49       6.826       627       212,014      82.47       46.55
13.501% to 14.000%          715          139,793,782    10.96       7.300       613       195,516      82.80       49.86
14.001% to 14.500%          662          114,810,192     9.00       7.804       595       173,429      83.79       54.16
14.501% to 15.000%          274           40,619,294     3.18       8.290       580       148,246      83.98       61.08
15.001% to 15.500%          152           18,610,998     1.46       8.769       573       122,441      86.50       59.23
15.501% to 16.000%           56            6,452,145     0.51       9.228       555       115,217      84.88       84.46
16.001% to 16.500%           29            3,168,832     0.25       9.702       540       109,270      84.65       78.16
16.501% to 17.000%            7            1,174,302     0.09       9.433       564       167,757      84.72       76.77
17.001% to 17.500%            2              238,897     0.02      10.870       519       119,449      73.34        0.00
17.501% to 18.000%            1              328,937     0.03       5.625       584       328,937      79.52      100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,965       $1,275,593,979   100.00%      6.556%      633      $213,846      81.36%      52.47%
------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 17.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.055% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER       AGGREGATE                                WEIGHTED    AVERAGE          WEIGHTED      PERCENT
                         OF         PRINCIPAL       PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL         AVERAGE       FULL OR
NEXT RATE             MORTGAGE       BALANCE         MORTGAGE    AVERAGE      CREDIT     BALANCE          ORIGINAL    ALTERNATIVE
ADJUSTMENT DATE        LOANS       OUTSTANDING         POOL       COUPON      SCORE    OUTSTANDING          LTV           DOC
----------------------------------------------------------------------------------------------------------------------------------
December 2004              5    $    1,368,956        0.11%       7.201%       692       $273,791          85.31%        0.00%
January 2005               2           447,015        0.04        6.658        652        223,507          90.00        26.71
March 2005                 3           779,583        0.06        6.645        626        259,861          88.70        34.36
April 2005                 1           150,990        0.01        5.500        565        150,990          56.30       100.00
September 2005             4           704,143        0.06        7.332        620        176,036          82.45        34.02
October 2005               2           162,529        0.01        7.816        625         81,265          76.84         0.00
November 2005              5           444,782        0.03        7.825        625         88,956          82.17        55.81
December 2005              2           186,169        0.01        7.085        677         93,085          78.78       100.00
January 2006               4           412,771        0.03        7.211        651        103,193          84.64        61.53
February 2006              8         2,424,624        0.19        7.336        604        303,078          77.89        69.44
March 2006               115        23,320,862        1.83        6.893        619        202,790          80.04        45.41
April 2006               675       135,555,598       10.63        6.731        625        200,823          82.29        49.80
May 2006               1,222       258,666,709       20.28        6.552        628        211,675          82.04        51.91
June 2006              1,741       377,201,105       29.57        6.524        634        216,658          81.31        50.34
July 2006              1,478       314,207,839       24.63        6.644        635        212,590          81.30        52.68
August 2006                3           519,883        0.04        6.643        610        173,294          84.49        63.16
December 2006              2           203,341        0.02        8.062        628        101,670          68.52       100.00
January 2007               1           460,781        0.04        8.000        623        460,781          80.00       100.00
February 2007              1           120,936        0.01        7.625        663        120,936          80.00         0.00
March 2007                16         3,094,517        0.24        6.291        662        193,407          87.34        59.36
April 2007                40         7,352,378        0.58        6.541        624        183,809          79.46        44.60
May 2007                  95        20,272,660        1.59        6.178        648        213,396          82.05        55.65
June 2007                146        29,797,576        2.34        6.288        626        204,093          81.06        62.64
July 2007                105        24,207,378        1.90        6.554        620        230,546          81.01        65.77
August 2007                1           134,507        0.01        6.490        644        134,507          61.09         0.00
March 2009                 6         1,259,606        0.10        6.156        658        209,934          79.66        68.24
April 2009                27         6,223,338        0.49        6.511        638        230,494          83.38        57.59
May 2009                  54        13,858,934        1.09        6.238        662        256,647          79.13        68.86
June 2009                109        26,347,013        2.07        5.850        660        241,716          79.29        67.87
July 2009                 91        25,210,100        1.98        6.110        662        277,034          75.13        57.34
August 2009                1           497,354        0.04        5.500        749        497,354          73.93         0.00
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TOTAL:                 5,965    $1,275,593,979      100.00%       6.556%       633       $213,846          81.36%       52.47%
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